SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                             FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    MAY 1, 1997


                 POUGHKEEPSIE FINANCIAL CORP.
      (Exact name of registrant as specified in its Charter)


DELAWARE                       333-22481                   16-1518711
(State or other jurisdiction   (Commission File Number)    (I.R.S.Employer
 of incorporation)                                         Identification No.)


249 MAIN MALL
POUGHKEEPSIE, NEW YORK                                     12601
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (914) 431-6200


                             NOT APPLICABLE
      (Former name or former address, if changed since last report)



                 Exhibit Index appears on Page 4.

Item 5.   OTHER EVENTS

          On May 1, 1997, Poughkeepsie Savings Bank, FSB, Poughkeepsie, New York (the "Bank") issued a press release announcing the results of its 1997 Annual Meeting of Stockholders held on April 30, 1997. Stockholders re-elected Noel deCordova, Jr., Burton Gold and Henry C. Meagher as directors; ratified the appointment of Deloitte and Touche LLP as the Bank's independent certified public accountants for 1997; and approved the formation of a holding company to be called Poughkeepsie Financial Corp. and to effect a reorganization wherein the Bank would become a wholly-owned subsidiary of the holding company. A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Not applicable.


          (b)  PRO FORMA FINANCIAL INFORMATION

               Not applicable.


          (c)  EXHIBITS

               The following exhibit is filed with this report.

                    NO.       DESCRIPTION

                    20   Press Release dated May 1, 1997


                         Page 2 of 6 Pages

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     POUGHKEEPSIE FINANCIAL CORP.




Date:  May 8, 1997       By:       /s/ Joseph B. Tockarshewsky
                                   ---------------------------
                                   Joseph B. Tockarshewsky
                                   Chairman of the Board, President and
                                   Chief Executive Officer


                         Page 3 of 6 Pages

                          EXHIBIT INDEX



               EXHIBIT NUMBER           DESCRIPTION

                     20            Press Release dated May 1, 1997




                         Page 4 of 6 Pages